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                                                                   EXHIBIT 23.3

                 CONSENT OF KALOGREDIS TSOULES AND SWEENEY LTD.

    We hereby consent to the use of our name under the caption "Experts" in the Prospectus constituting part of the Registration Statement on Form S-1 of Integrated Physician Systems, Inc.

                                           /s/ KALOGREDIS, TSOULES AND SWEENEY,
LTD.
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                                             Kalogredis, Tsoules and Sweeney,
Ltd.

Wayne, Pennsylvania

August 8, 1997